UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2006

WORLD OMNI AUTO RECEIVABLES TRUST 2006–A

(Issuing Entity with respect to Securities)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

WORLD OMNI AUTO RECEIVABLES LLC

(Depositor with respect to Securities)

Delaware	333-117810-03	52-2184798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Depositor’s I.R.S. Employer Identification No.)

6189

(Primary Standard Industrial

Classification Code Number)

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of depositor, including Zip Code)

Depositor’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.05 Securities Act Updating Disclosure and Item 8.01. Other Events.

On March 1, 2006, World Omni Auto Receivables LLC, a Delaware limited liability company (the “Depositor”), entered into an amended and restated trust agreement, a copy of which is filed as an exhibit hereto, with Deutsche Bank Trust Company Delaware, as owner trustee, relating to World Omni Auto Receivables Trust 2006-A (the “Issuing Entity”), a Delaware statutory trust created on January 26, 2006. On March 1, 2006, World Omni Financial Corp. and the Depositor entered into a Receivables Purchase Agreement, a copy of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property were sold by World Omni Financial Corp. to the Depositor. On March 1, 2006, the Issuing Entity, the Depositor and World Omni Financial Corp., as servicer (the “Servicer”), entered into a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred by the Depositor to the Issuing Entity. On March 1, 2006, the Issuing Entity issued to World Omni Auto Receivables LLC the Auto Receivables Backed Notes, Series 2006-A, Class A-1, Class A-2, Class A-3 and Class A-4 Notes (the “Class A Notes”) and Class B Notes (the “Class B Notes” and, together with the Class A Notes, the “Notes”), having an aggregate original principal amount of $941,362,000, pursuant to an Indenture (the “Indenture”), dated as of March 1, 2006, between the Issuing Entity and The Bank of New York, as indenture trustee, a copy of which is filed as an exhibit hereto. The Class A Notes were sold by World Omni Auto Receivables LLC to Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Barclays Capital Inc., Wachovia Capital Markets, LLC and Scotia Capital (USA) Inc., as underwriters, pursuant to an Underwriting Agreement, dated as of February 22, 2006, by and among the Depositor, the Servicer, and Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters, a copy of which is filed as an exhibit hereto, and sold to the public. The Class B Notes were initially retained by World Omni Auto Receivables LLC.

Interest on the Notes will be distributed on each Payment Date (as defined in the Indenture). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture and the Sale and Servicing Agreement.

The prospectus supplement, dated February 22, 2006, issued under Registration Statement No. 333-117810, contains statistical information regarding the characteristics of the statistical pool of receivables as of January 19, 2006, the statistical cutoff date. Set forth below is information as of February 21, 2006, the initial cutoff date, regarding the characteristics of the pool of initial receivables transferred to the Issuing Entity on March 1, 2006, the closing date of the transaction.

The following table sets forth information regarding the composition of the receivables in the initial pool as of the initial cutoff date. The “Weighted Average Annual Percentage Rate,” the “Weighted Average Original Term to Maturity” and “Weighted Average Remaining Term to Maturity” in the table are weighted based on the principal balance of the related receivables as of the initial cutoff date.

Composition of the Receivables in the Initial Pool as of the Initial Cutoff Date

Aggregate Principal Balance	$709,471,562.20
Number of Receivables	42,920
Average Principal Balance	$16,530.09
Average Original Principal Balance	$19,888.13
Range of Original Principal Balance	$5,000.00 to $59,746.84
Weighted Average Annual Percentage Rate	8.62%
Range of Annual Percentage Rates	0.01% to 20.00%
Weighted Average Original Term to Maturity	64.40 months
Range of Original Terms to Maturity	24 months to 72 months
Percent of Receivables with Original Terms greater than 60 months	58.88%
Weighted Average Remaining Term to Maturity	57.98 months
Range of Remaining Terms to Maturity	12 months to 72 months
Weighted Average FICO®[1], [2]	717
Range of FICO® scores that represents greater than 90% of all pool FICO® scores 2, [3]	581 and 840

As of the initial cutoff date, approximately 73.00% of the aggregate principal balance of the receivables in the initial pool, constituting approximately 65.50% of the total number of receivables in the initial pool, represented financings of new vehicles, and approximately 27.00% of the aggregate principal balance of the receivables in the initial pool, constituting approximately 34.50% of the total number of receivables in the initial pool, represented financings of used vehicles. As of the initial cutoff date, approximately 89.10% of the aggregate principal balance of the receivables in the initial pool, constituting approximately 85.68% of the total number of receivables in the initial pool, represented financings of Toyota manufactured vehicles. No other manufacturer of vehicles is represented by more than 3.86% of the total number of receivables in the initial pool.

The following table sets forth information regarding the geographic distribution of the receivables in the initial pool as of the initial cutoff date for the states with the largest concentrations of receivables. No other state accounts for more than 0.56% of the aggregate principal balance of the receivables in the initial pool. The breakdown by state is based on the billing addresses of the obligors of the receivables. The percentages in the table may not add up to 100% because of rounding.

Geographic Distribution of the Receivables in the Initial Pool as of the Initial Cutoff Date

State	Number of Receivables	Percentage of Number of Receivables	Aggregate Starting Principal Balance	Percentage of Aggregate Starting Principal Balance
Florida	18,409	42.89%	$315,483,961.42	44.47%
Georgia	7,606	17.72%	128,365,649.21	18.09%
North Carolina	6,521	15.19%	110,984,105.07	15.64%
Alabama	4,017	9.36%	62,580,382.96	8.82%
South Carolina	2,911	6.78%	48,546,990.56	6.84%
Pennsylvania	1,569	3.66%	18,495,384.75	2.61%
New Jersey	377	0.88%	4,690,361.68	0.66%
All Others	1,510	3.52%	20,324,726.55	2.86%

Total	42,920	100.00%	$709,471,562.20	100.00%

[1]	FICO is a registered trademark of Fair Isaac Corporation. An obligor's FICO score measures the likelihood that such obligor will repay his or her obligation as expected.
[2]	FICO scores are calculated excluding accounts for which no FICO score is available.
[3]	A 90% FICO score range of 581 - 840 has the meaning that greater than 90% of the aggregate outstanding principal balance of the applicable receivables is composed of obligors with FICO scores between 581 and 840, with less than 5% of obligor FICO scores (based on the aggregate outstanding principal balance of the applicable receivables) exceeding 840 and less than 5% of obligor FICO scores (based on the aggregate outstanding principal balance of the applicable receivables) falling below 581.

The following table sets forth information regarding the distribution of the receivables in the initial pool by annual percentage rate as of the initial cutoff date. Percentages in the table may not add up to 100% because of rounding.

Distribution of the Receivables in the Initial Pool by Annual Percentage Rate

as of the Initial Cutoff Date

Annual Percentage Rate Range	Number of Receivables	Percentage of Number of Receivables	Aggregate Starting Principal Balance	Percentage of Aggregate Starting Principal Balance
0.000 – 1.000%	221	0.51%	$4,809,686.95	0.68%
1.001 – 2.000%	643	1.50%	15,599,718.89	2.20%
2.001 – 3.000%	367	0.86%	6,578,813.91	0.93%
3.001 – 4.000%	1,343	3.13%	25,054,773.99	3.53%
4.001 – 5.000%	1,330	3.10%	13,227,637.87	1.86%
5.001 – 6.000%	3,999	9.32%	58,862,148.03	8.30%
6.001 – 7.000%	7,461	17.38%	123,342,619.02	17.39%
7.001 – 8.000%	7,624	17.76%	129,171,176.66	18.21%
8.001 – 9.000%	5,444	12.68%	87,258,495.12	12.30%
9.001 – 10.000%	3,940	9.18%	66,411,535.38	9.36%
10.001 – 11.000%	2,557	5.96%	44,589,318.32	6.28%
11.001 – 12.000%	1,784	4.16%	29,709,154.49	4.19%
12.001 – 13.000%	1,421	3.31%	24,427,337.17	3.44%
13.001 – 14.000%	1,007	2.35%	16,911,142.87	2.38%
14.001 – 15.000%	1,022	2.38%	17,234,855.95	2.43%
15.001 – 16.000%	651	1.52%	10,858,542.12	1.53%
16.001 – 17.000%	1,104	2.57%	20,051,705.15	2.83%
17.001 – 18.000%	462	1.08%	7,342,703.65	1.03%
18.001 – 19.000%	331	0.77%	4,922,602.51	0.69%
19.001 – 20.000%	209	0.49%	3,107,594.15	0.44%

Total	42,920	100.00%	$709,471,562.20	100.00%

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of February 22, 2006, by and among World Omni Financial Corp., World Omni Auto Receivables LLC and Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein.

Exhibit 4.1	Sale and Servicing Agreement, dated as of March 1, 2006, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2006-A, as issuing entity.

Exhibit 4.2	Indenture, dated as of March 1, 2006, by and between World Omni Auto Receivables Trust 2006-A, as issuing entity, and The Bank of New York, as indenture trustee.

Exhibit 4.3	Trust Agreement, dated as of March 1, 2006, by and between World Omni Auto Receivables LLC, as depositor, and Deutsche Bank Trust Company Delaware, as owner trustee.

Exhibit 99.1	Receivables Purchase Agreement, dated as of March 1, 2006, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

Exhibit 99.2	Administration Agreement, dated as of March 1, 2006, by and among World Omni Financial Corp., as administrator,
World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2006-A, as issuing entity, and The Bank of New York, as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC
(Depositor)

	By:	/s/ Cheryl Scully
Dated: March 7, 2006	Name:	Cheryl Scully
	Its:	Assistant Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of February 22, 2006, by and among the World Omni Financial Corp., World Omni Auto Receivables LLC and Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein.

Exhibit 4.1	Sale and Servicing Agreement, dated as of March 1, 2006, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2006-A, as issuing entity.

Exhibit 4.2	Indenture, dated as of March 1, 2006, by and between World Omni Auto Receivables Trust 2006-A, as issuing entity, and The Bank of New York, as indenture trustee.

Exhibit 4.3	Trust Agreement, dated as of March 1, 2006, by and between World Omni Auto Receivables LLC, as depositor, and Deutsche Bank Trust Company Delaware, as owner trustee.

Exhibit 99.1	Receivables Purchase Agreement, dated as of March 1, 2006, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

Exhibit 99.2	Administration Agreement, dated as of March 1, 2006, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2006-A, as issuing entity, and The Bank of New York, as indenture trustee.